Exhibit 10.1 CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

AMENDMENT NUMBER FOUR TO
DELTA CONNECTION AGREEMENT

This Amendment Number Four (this "Fourth Amendment"), dated and effective the 12th day of August, 2004, to the Delta Connection Agreement dated and effective June 7, 2002 as previously amended (the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 ("Delta"), Chautauqua Airlines, Inc. (“Chautauqua” or “Operator”), 2500 S. High School Road, Suite 160, Indianapolis, Indiana 46241 and Republic Airways Holdings, Inc. (“Republic”), 2500 S. High School Road, Suite 160, Indianapolis, Indiana 46241.

WHEREAS, Delta, Chautauqua and Republic are parties to the Agreement; and

WHEREAS, the parties desire to further amend the Agreement;

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1.    Defined Terms. All terms capitalized used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2.    Prohibition on Operation of Certain Aircraft.

Article 19.B of the Agreement shall be amended by adding the following new paragraph to the end of such section:

“Not withstanding the above paragraph, during the period commencing on [*]

3.    Compensation. Simultaneously with the execution of this Fourth Amendment, Republic shall pay to Delta in immediately available funds via wire transfer the sum of [*].

4.    Miscellaneous.
A.    This Fourth Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.    This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.    Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment by their undersigned duly authorized representatives:

Chautauqua Airlines, Inc. Delta Air Lines, Inc.	Delta Air Lines, Inc.

By: /s/ Bryan Bedford By: /s/ Fred Buttrell	By: /s/ Fred Buttrell
Name: Bryan Bedford Name: Fred Buttrell	Name: Fred Buttrell
Title: President and CEO Title: President and CEO	Title: President and CEO
Delta Connection, Inc.	Delta Connection, Inc.

Republic Airways Holdings, Inc.

By: /s/ Bryan Bedford
Name: Bryan Bedford
Title: President and CEO

__________
* Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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